Exhibit 10.2

7/04

STANDARD FORM OF OFFICE LEASE
The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 4th day of Feb in the year 2013, between SHERWOOD CORPORATE CENTER, LLC, with principal offices at c/o RealtyThree I Corp., 500 North Broadway, Suite 270, Jericho, New York, 11753
party of the first part, hereinafter referred to as OWNER, and

CHEMBIO DIAGNOSTIC SYSTEMS, INC. party of the second part, hereinafter referred to as TENANT.

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner in the building known as 91-1A Colin Drive, as set forth on the floor plan annexed hereto and made part hereto as Schedule "A" in the Borough of Holbrook, City of New York, for the term of Four (4) Years and Two (2) Months as set forth in Article 37 of the Rider annexed hereto and made a part hereof at annual rental rate as set forth in Article 37 of the Rider annexed hereto and made a part hereof, which Tenant agrees to pay in lawful money of the United States, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any setoff or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent: 1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy: 2. Tenant shall use and occupy the demised premises for office and warehouse use and for no other purpose.

Tenant Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises, by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof, and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner, and Tenant agrees to carry, and will cause Tenant's contractors and sub-contractors to carry, such worker's compensation, commercial general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing a bond as permitted by law. All fixtures and all paneling, partitions, railings and like installations, installed in the demised premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, ~~by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease~~, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Owner title to, or to prevent Tenant's removal of, trade fixtures, moveable office furniture and equipment, but upon removal of same from the demised premises or upon removal, of other installations as may be required by Owner, Tenant shall immediately, and at its expense, repair and restore the demised premises to the condition existing prior to any such installations, and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the demised premises after Tenant's removal shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof, for which Tenant is responsible, shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of the demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the demised premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises, or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty, which are dealt with in Article 9 hereof.

~~**Window Cleaning:** 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law, or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.~~

Requirements of Law, Fire Insurance, Floor Loads: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and provided such appeal shall not subject Owner to prosecution for a criminal offense, or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person, or for property damage. Tenant shall not keep anything in the demised premises, except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the demised premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article, and if by reason of such failure the fire insurance rate shall, at the beginning of this lease, or at any time thereafter, be higher than it otherwise would be, then, Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or the demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgment, to absorb and prevent vibration, noise and annoyance.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the demised premises are a part, and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Property Loss, Damage Reimbursement Indemnity: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by, or due to, the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building, or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to, Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby, and Tenant shall not be entitled to any compensation therefore, nor abatement or diminution of rent, nor shall the same release Tenant from its obligations hereunder, nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys' fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents , contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner, and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by, and at the expense of, Owner, and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease, and Tenant shall forthwith quit, surrender and vacate the demised premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date, and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the demised premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the demised premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding anything contained to the contrary in subdivisions (a) through (e) hereof, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible, and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other, or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant, and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then, and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding, and Tenant shall have no claim for the value of any unexpired term of said lease, and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term, and provided further such claim does not reduce Owner's award.

Assignment, Mortgage, Etc.: 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority interest in any partnership or other legal entity which is Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation, and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no way make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term, for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly, and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefore, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation, and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area: 14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building, is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability, nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the demised premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the demised premises, and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy: 16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant (or a guarantor of any of Tenant's obligations under this lease) as the debtor; or (2) the making by Tenant (or a guarantor of any of Tenant's obligations under this lease) of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the demised premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages, an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination, and the fair and reasonable rental value of the demised premises for the period for which such installment was payable, shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such demised premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the demised premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages, by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than, the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property, whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under §365 of Title 11 of the U.S. Code (Bankruptcy Code); or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposit hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder; or if Tenant shall be in default with respect to any other lease

(2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein, or any item of additional rent herein mentioned, or any part of either, or in making any other payment herein required; then, and in any of such events, Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of the demised premises, and remove their effects and hold the demised premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the demised premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease, and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay to Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the demised premises, or any part or parts thereof, shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorney's fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of the demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under, or by virtue of, any of the terms or provisions in any article of this lease, after notice, if required, and upon expiration of any applicable grace period, if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately, or at any time thereafter and without notice, perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing, or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid, or obligations incurred, with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder, and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefore. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

Building Alterations and Management: 20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefore, to change the arrangement and/or location of public expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise, except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as-is", and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant, and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term: 22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, "broom-clean", in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday, unless it be a legal holiday, in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment: ~~23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof, and to the ground leases, underlying leases and mortgages hereinbefore mentioned.~~

Failure to Give Possession: 24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the demised premises ready for occupancy, or because of the fact that a certificate of occupancy has not been procured, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into possession of the demises premises, or to occupy premises other than the demised premises, prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver: 25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach, and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of the demised premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease, and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the demised premises.

Waiver of Trial by Jury: 26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall, and they hereby do, waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto be supplied, or is unable to make, or is delayed in making, any repair, additions, alterations, or decorations, or is unable to supply, or is delayed in supplying, any equipment, fixtures, or other materials, if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions, or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency, or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and Notices: 28. Except as otherwise in this lease provided, any notice, statement, demand or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this lease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this lease) and shall be deemed to have been properly given, rendered or made, if sent by registered or certified mail (express mail, if available), return receipt requested, or by courier guaranteeing overnight delivery and furnishing a receipt in evidence thereof, addressed to the other party at the address hereinabove set forth (except that after the date specified as the commencement of the term of this lease, Tenant's address, unless Tenant shall give notice to the contrary, shall be the building), and shall be deemed to have been given, rendered or made (a) on the date delivered, if delivered to Tenant personally, (b) on the date delivered, if delivered by overnight courier or (c) on the date which is two (2) days after being mailed. Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demand or other communications intended for it. Notices given by Owner's managing agent shall be deemed a valid notice if addressed and set in accordance with the provisions of this Article. At Owner's option, notices and bills to Tenant may be sent by hand delivery.

Services Provided by Owner: 29. ~~As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense, which Tenant shall thereafter maintain at Tenant's expense in good working order and repair, to register such water consumption, and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Owner, and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) if the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to Tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 pm., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours on Saturdays, Sundays or on holidays, as defined under Owner's contract with the applicable Operating Engineers contract, Owner will furnish the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service;~~ (f) Owner reserves the right to stop services of the heating, ~~elevators,~~ plumbing, air-conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident, or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner, for as long as may be reasonably required by reason thereof. ~~If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any way affecting this lease or the obligations of Tenant hereunder.~~

Captions: 30. The Captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions: 31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes, or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession for the time being, of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales or conveyance, assignment or transfer of said land and building, or of said

Adjacent Excavation-Shoring: 32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, a license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building, of which demised premises form a part, from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations: 33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner and Owner's agents may from time to time adopt. Notice of any additional Rules or Regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rules or Regulations hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rules or Regulations for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rules or Regulations upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing, upon Owner, within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security: 34. Tenant has deposited with Owner the sum of $ 32,033.26 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default, or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the case of every such use, application or retention, Tenant shall, within five (5) days after demand, pay to Owner the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building, or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee, and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, the monies deposited herein as security, and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

~~**Estoppel Certificate:** 35. Tenant, at any time, and from time to time, upon at least ten (10) days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this lease, and, if so, specifying each such default and such other information as shall be required of Tenant.~~

Successors and Assigns: 36. ~~The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.~~ Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under, or with respect to, this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

Rider to be added if necessary.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:

Debra Zimmerman
Notary Public, State of New York
No. 01ZI6236150
Qualified in Suffolk County
Commission Expires 02/22/2015

SHERWOOD CORPORATE CENTER, LLC

By: RealtyThree I Corp.

By: ______________________

Name: Todd Menik

Title: Managing Member

Witness for Tenant:

ANNA M JOHANN RERA
Notary Public - State of New York
No. 01JO6063518
Qualified in SUFFOLK County
Commission Expires SEP 04, 2013

CHEMBIO DIAGNOSTIC SYSTEMS, INC.

By: ______________________

Name: Richard J. Larkin

Title: CFO

GUARANTY

FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no way be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the demised premises as a "statutory tenant." As a further inducement to Owner to make this lease, and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of, the terms of this lease or of this guarantee, that Owner and the undersigned shall and do hereby waive trial by jury.

Dated: . . . . in the year . . . .

. . . .
Guarantor

. . . .
Witness

. . . .
Guarantor's Residence

. . . .
Business Address

. . . .
Firm Name

STATE OF NEW YORK) ss.:

COUNTY OF)

On the day of in the year before me, the undersigned, a Notary Public in and for said State, personally appeared personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument

. . . .
Notary Public

IMPORTANT – PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 33.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant or used for any purpose other than for ingress or egress from the demised premises, and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and safeguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant, whether or not caused by the Tenant, or its clerks, agents, employees or visitors.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building and Tenant shall not sweep or throw, or permit to be swept or thrown, from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building, and Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the demised premises or the building, or on the inside of the demised premise if the same is visible from the outside of the demised premises, without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the demised premises. In the event of the violation of the foregoing by Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant. Interior signs on door and directory tablet shall be inscribed, painted or affixed for Tenant by Owner at the expense of Tenant, and shall be of a size, color and style acceptable to Owner.

6. Tenant shall not mark, paint, drill into, or in any way deface, any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or mechanism thereof. Tenant must, upon the termination of his tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the demised premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease, or which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom he requests such pass, and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

11. Owner shall have the right to prohibit any advertising by Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors, to permeate in, or emanate from, the demised premises.

13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 p.m. in the case of services required on weekdays, and prior to 3:00 p.m. on the day prior in case of after hours service required on weekends or on holidays. Tenant shall cooperate with Owner in obtaining maximum effectiveness of the cooling system by lowering and closing venetian blinds and/or drapes and curtains when the sun's rays fall directly on the windows of the demised premises.

14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto, and shall be done during such hours as Owner may designate.

15. Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations, of all state, federal, municipal, and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may, at Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate. (2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 15, and, at Tenant's sole cost and expense, shall indemnity, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.

RIDER TO LEASE between SHERWOOD CORPORATE CENTER, LLC, as
Landlord, and CHEMBIO DIAGNOSTIC SYSTEMS, INC. as Tenant,
for 91-1A Colin Drive, Holbrook, New York 11 741
premises commonly known as Sherwood Corporate Center. Holbrook. New York
(the “Building”)

In the event of conflict between the terms and provisions of the form Lease and this Rider to Lease, the terms and provisions of this Rider to Lease shall prevail.

37.          Commencement Date; Annual Rent. This Lease and the term hereof shall commence on March 1, 2014 (the “Commencement Date”) and shall expire on April 30, 2018 (the “Expiration Date”), or on such earlier date upon which said term may expire or be cancelled or terminated pursuant to any of the conditions or covenants of this Lease or pursuant to law. In the event that Landlord does not substantially complete Landlord’s Work (as hereinafter defined) prior to the Commencement Date, the Commencement Date shall be extended on a day-for-day basis until Landlord’s Work is substantially completed as provided herein. Notwithstanding anything to the contrary contained in this Lease, if Landlord fails to complete Landlord’s Work (as hereinafter defined) by September 1, 2014 (except for the repair of the hvac systems, which may be completed after September 1, 2014), Tenant shall have the right to terminate this Lease on fifteen (15) days’ prior written notice to Landlord specifically referring to this Section 37.

The annual rental (also “fixed rent” or “fixed annual rent”) is as follows:

(A)          For the period from March 1, 2014 through and including February 28, 2015, $175,890.00 per annum, payable in equal monthly installments of $14,657.50;

(B)           For the period from March 1, 2015 through and including February 29, 2016, $181,166.64 per annum, payable in equal monthly installments of $15,097.22;

(C)           For the period from March 1, 2016 through and including February 28, 2017, $186,601.56 per annum, payable in equal monthly installments of $15,550.13; and

(D)          For the period from March 1, 2017 through and including April 30, 2018, $192,199.56 per annum, payable in equal monthly installments of $16,016.63.

which Tenant agrees to pay in lawful money of the U.S. which shall be legal tender in, payment of the debts and dues, public and private, at the time of payment, in advance on the first day of each calendar month during the term of this Lease, at the office of the Landlord. Tenant shall pay the fixed rent as above and as hereinafter provided, without any set off or deduction of any amount or of any kind or nature whatsoever.

38.          Definitions. As used in this Lease, the following phrases shall have the following meanings:

(A)          “Common Areas” shall mean all the land and building of which the Demised Premises are a part and shall further include (i) areas on or below ground used for landscaping, sidewalks, walkways, parking areas, utilities, approaches, exits and entrances, and (ii) utility rooms and areas within the building of which the Demised Premises are a part which rooms or areas are not located exclusively within an area demised to a particular tenant, street signs and roadways in on or about the premises commonly known as the Sherwood Corporate Center (of which the Demised Premises is a part); but shall not include the Demised Premises or, except as aforesaid, any part of the building of which the Demised Premises is a part.

(B)         “Impositions” shall mean all real estate taxes, assessments, water rates, water charges, sewer rentals, sewer installations, connections or charges and all other governmental or quasi-governmental taxes, levies and charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature whatsoever, which are assessed, levied, confirmed, imposed or become a lien upon the Demised Premises or the land and building(s) upon which the Demised Premises are situated, or any part thereof or any appurtenance thereto, or become payable during the term of this Lease; and all costs, including attorneys’ fees, incurred in any proceedings brought by Landlord in connection with any of the aforesaid.

(C)          “Base Year” shall mean the fiscal tax year commencing December 2014 and ending November 30, 2015.

(D)          “Pro Rata Share’ shall mean 36.0%.

39.          Taxes, Impositions, etc.

(A)          Tenant covenants and agrees to pay as additional rent before any fine, penalty, interest or cost may be added thereto, its Pro Rata Share of all Impositions which exceed the Impositions for the Base Year; provided, however, that if, by law, any such Impositions are payable or may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance of such Impositions), Tenant shall pay its Pro Rata Share of all Impositions which exceed the Base Year (and any accrued interest on the unpaid balance of such Impositions) in installments as the same respectively become due and before any fine, penalty, interest or cost may be added thereto for the non-payment of any installment and interest; provided, further, that any Impositions relating to a fiscal period a part of which period is included within the term of this Lease, and a part of which period is included in a period of time after the Expiration Date, shall (whether or not such Impositions shall be assessed, levied, confirmed, imposed or become a lien upon the Demised Premises, or shall become payable during the term of this Lease) be adjusted between Landlord and Tenant as of the Expiration Date, so that Tenant shall pay only that portion of its Pro Rata Share of the Impositions for the fiscal period in question which falls within the term of this Lease. Notwithstanding the aforesaid, Tenant shall be obligated to pay its Pro Rata Share of Impositions only to the extent the same exceed Impositions for the period commencing December 2014 through November 30, 2015. In the event Landlord obtains a reduction in the Building’s real estate taxes for the Base Year as a result of Tenant’s use and occupancy of the Demised Premises, Tenant’s Pro Rata Share of real estate taxes shall be computed using such reduced Base Year amount.

(B)          Notwithstanding anything to the contrary, if at any time during the term of this Lease there shall be levied, assessed or imposed, in substitution or in addition, in whole or in part, of Impositions, a tax, charge or capital levy or otherwise (other than a general gross receipts, franchise, income or similar tax) on the rents received from said real estate or personal property or the rents reserved herein, Tenant will pay its Pro Rata Share of the same as herein provided.

(C)          Tenant’s Pro Rata Share of the foregoing Impositions, taxes, charges or capital levies shall be paid by Tenant, as additional rent, during the term hereof demised, and any renewals hereof (if any), and shall be apportioned as of the commencement of the term hereof. Such amount shall be paid by Tenant within five (5) days after demand therefor by the Landlord. For the purpose of computing the additional rent payable hereunder in any lease year, any Impositions, charges, taxes or capital levies for any lease year not entirely within a tax year shall be apportioned on the basis of the number of days which the portion of such lease year falling within the tax year bears to the total number of days in such tax year.

(D)          Notwithstanding anything to the contrary contained in this Article 39, Landlord may require Tenant to pay the additional rent due hereunder in equal monthly installments of one-twelfth (1/12th) the amount estimated by Landlord to be due in each fiscal year during the term hereof, and Tenant shall pay such amount with the fixed rent due on the first day of each month. Tenant shall further pay, within five (5) days after demand therefor by Landlord, such sum, in addition to the amount required under this Paragraph 39(D), as Landlord shall determine to be necessary for Landlord to pay any Impositions when the same shall first become due and payable. In the event any such estimated additional rent amounts paid by Tenant are less than the actual additional rent amounts, the difference between such estimated additional rent amounts and such actual additional rent amounts shall be, at Landlord’s option, returned to Tenant or credited towards future payments due to Landlord by Tenant.

40.          Repairs.

(A)          Tenant has inspected the Demised Premises, the Common Areas and all systems and agrees to accept same in their “AS IS” condition, subject to Landlord’s Work (as hereinafter defined), and except that as of the Commencement Date, the Demised Premises shall be in broom-clean condition. Tenant shall, at Tenant’s own cost and expense, put, keep and maintain in good repair and good order and safe condition, the building and improvements comprising the Demised Premises at the commencement of the term hereof or thereafter erected upon the Demised Premises or forming part of the Demised Premises, and their full equipment and appurtenances, and each and every part thereof, both inside and outside, structural and non-structural, extraordinary and ordinary, and shall repair the whole and each and every part thereof in good order and safe condition, howsoever the necessity or desirability therefor may occur, and whether or not the same shall occur, in whole or in part, by wear, tear, obsolescence, defects, or otherwise, and shall use all-reasonable precaution to prevent waste, damage or injury.

(B)          Notwithstanding the foregoing, during the term of this Lease, Landlord shall make, if necessary, repairs to the foundation, structural steel and masonry, at Landlord’s cost and expense, unless the need for same is occasioned by the Tenant’s manner of use of the Demised Premises, or by the negligence, affirmative act of, or otherwise caused by, the Tenant, its employees, agents, contractors or invitees in which event the same shall be repaired by Landlord and 115% of Landlord’s cost and expense thereof shall be paid to Landlord by Tenant, as additional rent upon demand therefor by Landlord.

(C)          Tenant shall also, at Tenant’s own cost and expense, put, keep and maintain in good repair and good order and safe condition, and free from dirt, snow, ice, rubbish and other obstructions or encumbrances, the loading areas, sidewalks, curbs and the like in front of and immediately adjacent to the Demised Premises, and Tenant expressly indemnifies and holds Landlord harmless with respect to the same, including without limitation, attorney’s fees, court costs, penalties, costs, expenses, judgments, liabilities and causes of action.

41.           Mechanic’s Liens, Encumbrances, etc.

(A)          Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien, mortgage or other encumbrance upon the estate of Tenant or of Landlord, or of any interest of Landlord in the Demised Premises, or upon or in the building or improvements thereon, it being agreed that should Tenant cause any alterations, changes, additions, improvements, or repairs to be made to the Demised Premises, or material furnished or labor performed therein or thereon, neither Landlord nor the Demised Premises shall, under any circumstances, be liable for the payment of any expense incurred or for the value of any work done or material furnished to the Demised Premises or any part thereof, but all such alterations, changes, additions, improvements and repairs, and materials and labor shall be at Tenant’s expense and Tenant shall be solely and wholly responsible to contractors, laborers and materialmen furnishing labor and material to said premises and buildings or any part thereof.

(B)          If, because of any act or omission done or claimed to have been done by or at the request of Tenant, any mechanic’s or other lien or order for the payment of money shall be filed against the Demised Premises or any building or improvement thereon or against Landlord (whether or not such lien or order is valid or enforceable as such), Tenant shall, at Tenant’s own cost and expense, cause the same to be cancelled and discharged of record or bonded within ten (10) days after the date of filing thereof, and, Tenant shall indemnify, hold harmless and defend Landlord from and against any and all costs, expenses, claims, causes of action, judgments, losses or damages, including, without limitation, court costs and attorneys’ fees, resulting therefrom or by reason thereof.

42.           Insurance.

(A)          Tenant shall not do or permit to be done any act or thing in or upon the Demised Premises which will invalidate or be in conflict with the certificate of occupancy for the building or the terms of the New York State standard form of fire, boiler, sprinkler, water damage or other insurance policies covering the building and the fixtures and property therein; and Tenant shall, at its own expense, comply with all rules, orders, regulations or requirements of the New York Board of Fire Underwriters or any other similar body having jurisdiction, and shall not knowingly do or permit anything to be done in or upon the Demised Premises or bring or keep anything therein or use the Demised Premises in a manner which increases the rate of fire insurance upon the building or on any property or equipment located therein over the rate in effect at the commencement of the term of this Lease.

(B)          Tenant shall obtain and keep in full force and effect during the term of this Lease, at its own cost and expense, for the benefit of, and as named insureds as their respective interests may appear, Landlord. Landlord’s managing agent, Landlord’s mortgagee and Tenant, the following forms of insurance:

(i)           Comprehensive General Liability insurance, including Products, Completed Operations, and Contractual Liability coverage (covering the liability of Tenant to Landlord by virtue of any indemnification agreement in this Lease), covering bodily injury, and property damage liability, personal injury and advertising liability, fire legal liability, all in connection with the use and occupancy of, or the condition of, the Demised Premises, the land and building of which the Demised Premises are a part, including the Common Areas and the sidewalks adjacent to the Demised Premises, in amounts not less than: (i) $5,000,000, general aggregate per location; (ii) $5,000,000, per occurrence for bodily injury & property damage; (iii) $5,000,000. personal and advertising injury; and (iv) $1,000,000, fire legal liability. The foregoing limits can be provided by the combination of General Liability coverage and Umbrella Liability coverage. Landlord reserves the right to request, from time to time, that the above limits be increased by reasonable amounts, depending upon circumstances and what is commercially reasonable under those circumstances;

(ii)          “All Risk” property insurance, including the perils of flood, terrorism and environmental damage, covering the property of Tenant, including alterations, improvements and betterments installed by or for Tenant, and/ or paid for or purchased by Tenant, in an amount equivalent to the insurable value of said property, defined as the “cost to replace or reconstruct new without deduction for physical depreciation’’;

(iii)         “All Risk” business interruption or earnings insurance, including the perils of flood and environmental damage, to cover the loss of gross profits and continuing expenses (including without limitation rent and additional rent payable under this Lease) during the period of partial or total shutdown of Tenant’s business, but in no event shall such coverage be for a period of less than twelve (12) months of any partial or total shutdown of Tenant’s business;

(iv)       plate glass insurance, boiler insurance and compressor insurance in such amounts as Landlord shall reasonably determine;

(v)          Tenant agrees to carry and maintain insurance on all of its alterations, improvements and property equal to one hundred percent (100%) of the full replacement value thereof; and

(vi)         Such other insurance in such amounts as may reasonably be required by Landlord.

Tenant shall deliver to Landlord at least 10 days prior to possession of the Demised Premises by Tenant, a certificate indicating the aforesaid coverage and including Landlord, Landlord’s managing agent, Landlord’s mortgagee and all other interest holders designated by Landlord as additional insureds. Such certificate is to contain provisions that obligate the insurer to notify Landlord, 30 days in advance, in the event of cancellation, non-renewal or material change of the coverage. Such insurance is to be written by an insurance company or companies satisfactory to Landlord and with a Best’s rating of at least A-. All such insurance shall be written in form and substance reasonably satisfactory to Landlord by an insurance company of recognized responsibility licensed and authorized to do business in New York State. Upon failure of Tenant to procure, maintain and pay all premiums therefor, Landlord may, at its option, do so, and Tenant agrees to pay the cost thereof to Landlord upon demand as additional rent, together with interest thereon as provided in Paragraph 47(B).

(C)          To the fullest extent permitted by law, Tenant agrees to expressly indemnify and save Landlord, Landlord’s managing agent and all mortgagees, their respective agents, employees and servants, harmless from and against all claims (including reasonable attorneys’ fees and costs and expenses of defending against such claims) arising or alleged to arise or resulting from injury or death to any person or damage to property of any person or entity occurring during the term of this Lease, in or upon the Demised Premises and/or the sidewalks adjacent to the Demised Premises.

(D)          Tenant agrees to use and occupy the Demised Premises and other facilities of the building at its own risk and hereby releases Landlord, its agents and employees, from all claims for any damage or injury to the full extent permitted by law.

(E)          Tenant agrees that Landlord shall not be responsible or liable to Tenant, its employees, agents, customers or invitees for bodily injury, personal injury or property damage occasioned by the acts or omissions of any other tenant or such tenant’s employees, agents, contractors, customers or invitees within the Sherwood Corporate Center.

(F)          Tenant shall not violate or permit to be violated any of the conditions or provisions of any policy of insurance, and Tenant shall so perform and satisfy the reasonable requirements of the company writing such policy that at all times companies of good standing and acceptable to Landlord will be willing to write, and continue such insurance.

(G)          Tenant shall cooperate with Landlord and any mortgagee in connection with collection of any insurance monies that may be due in the event of loss and shall execute and deliver to Landlord, any mortgagee and insurance company such proofs of loss and other instruments that may be required for the purpose of facilitating the recovery of any such insurance monies, and in the event that Tenant shall fail or neglect so to cooperate or to execute, acknowledge and deliver any such instrument within five (5) days after demand therefor, Landlord, in addition to its remedies as in the case of Tenant’s failure to pay fixed rent, may, as the agent or attorney-in-fact of Tenant without the requirement of the execution of any further documents, execute and deliver any proofs of loss or any other instruments as may seem desirable to Landlord and mortgagee and insurance company for the collection of such insurance monies and Tenant hereby irrevocably nominates, constitutes and appoints Landlord as Tenant’s proper and legal attorney-in-fact for such purpose, hereby ratifying all that Landlord may do as such attorney-in-fact of Tenant.

(H)          Landlord shall not be liable to Tenant or to any insurance company (by way of subrogation or otherwise) for any loss or damage to the Tenant or to any insurance company (by way of subrogation or otherwise) for any (i) loss or damage to any building, structure, or other property; (ii) liability for personal injury; (iii) losses, under workmen’s compensation laws and benefits, even though such loss, damage or liability might be caused by the negligence of Landlord, its agents, contractors, invitees, or employees. All policies of insurance whether obtained by, or for the benefit of, Landlord or Tenant, shall contain provisions waiving the right of the insurer to subrogation of claims against Landlord or Tenant, as the case may be. Any increased premium cost incurred by Landlord by reason of such waiver shall be paid by Tenant. However, if Landlord is unable to obtain such a waiver from its insurance, then any agreement to obtain such a waiver shall be void.

(I)          Nothing in this Article 42 is intended to impose upon Landlord any obligation to carry or procure or keep in force public liability insurance, or other insurance coverage for Tenant, Tenant’s fixtures, contents, improvements, trade fixtures, property, equipment, furnishings, merchandise or otherwise, and Landlord is not to be deemed liable to Tenant, or anyone claiming by, through or under Tenant, in any way or under any theory of contract, negligence or otherwise for failure, default or neglect in procuring any insurance of this type for the benefit of tenant or others, and Landlord is under no circumstances to be regarded as the insurer. Tenant is solely responsible for procuring its own insurance for its own purposes.

43.           Landlord’s Control. Notwithstanding anything in this agreement to the contrary, all Common Areas, including, without limitation, the automobile parking areas, driveways, entrances and exits thereto, and other facilities furnished by Landlord, including employee parking area, the truck way or ways, loading docks, package pickup stations, pedestrian sidewalks and ramps, landscaped areas, and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees and customers, shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Article 43. Landlord shall not be obligated to, but shall have the right to: construct, maintain and operate lighting facilities on all said areas and improvements; to police same; from time to time to change the area, level, location, number and arrangement of parking areas and other facilities hereinabove referred to; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to enforce parking charges (by operation of meters or otherwise), with appropriate provisions for free parking-ticket-validating by tenants; to close all or any portion of said areas or facilities to such extent as may, in the opinion of Landlord’s counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to temporarily close all or any portion of the parking areas or facilities to such extent as may be required to effect repairs or alterations thereto, and; to do and perform such other acts in and to said areas and improvements as, in the use of its sole discretion, Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof. Landlord may operate and maintain the facilities referred to above in such manner as Landlord, in its sole discretion, shall determine from time to time; provided, however, Landlord shall use commercially reasonably efforts to prevent the disruption of Tenant’s use and occupancy of the Demised Premises. Without limiting the scope of such discretion. Landlord shall have the full right and authority to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the common areas and facilities.

44.          Rules and Regulations.

(A)          Supplementing and modifying the pre-printed form of this Lease, Tenant agrees to comply with the following rules and regulations:

(i)           The delivery and shipping or merchandise, supplies and fixtures to and from the Demised Premises shall be subject to such rules and regulations as in the judgment of the Landlord reasonably exercised are necessary for the proper operation of the building of which Demised Premises are a part.

(ii)           No aerial or antennae shall be erected or installed on the roof or exterior walls of the Demised Premises (or the building of which the Demised Premises are a part), or on the common areas without, in each instance, the prior written consent of the Landlord. Any aerial or antennae installed without the prior written consent of Landlord shall be subject to removal at any time without notice and without any liability of Landlord, and the cost and expense of such removal (and any attendant repairs) shall be deemed to be additional rent to be paid by Tenant on demand.

(iii)          No loudspeaker, television, phonograph, radio or other device shall be used in any manner so as to be heard or seen outside of the Demised Premises.

(iv)         Tenant shall keep the premises at temperature sufficiently high to prevent freezing of water pipes and fixtures.

(v)          Tenant shall provide and pay for removal service of its waste, rubbish and garbage on a not less than twice weekly basis with any reputable private waste and garbage removal concern unless such service is provided by the municipality. If Landlord shall provide or designate such a service, Tenant shall use the service and pay the cost thereof, as additional rent and within five (5) days after demand therefor by Landlord. No disposal or garbage dumpster or other similar container shall be kept in any area other than that designated by Landlord for such purpose.

(vi)         Tenant and Tenant’s employees shall park their cars only in that portion of the parking area designated for that purpose by Landlord. Tenant shall, if requested, furnish Landlord with automobile license numbers assigned to Tenant’s cars and cars of Tenant’s employees within five (5) days after demand therefor by Landlord and shall thereafter notify the Landlord of any changes within five (5) days after such changes occur. The parking area shall not be used for any purpose other than the parking of the cars of Tenant and Tenant’s employees, contractors or invitees during the hours of Tenant’s business operation. Under no circumstances may the parking area be used for the storage, warehousing or disposal of any goods, wastes, pallets or other materials, and no trailer, truck, van or similar vehicle shall be parked in the parking area other than for the immediate delivery and/or pick-up of goods and materials from the Demised Premises; additionally, no disposal or garbage dumpster or other container shall be kept in any area designated by Landlord for the parking of vehicles.

(vii)           The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage shall be borne by Tenant.

(viii)        Tenant shall, at Tenant’s cost and expense, use a pest extermination contractor at such times as Landlord may reasonably require and at such intervals as Landlord may reasonably require; provided, however, such pest extermination contractor is reasonably approved by Landlord.

(B)         Landlord reserves the right from time to time to amend or supplement the foregoing rules and regulations, and to adopt and promulgate additional rules and regulations applicable to the Demised Premises. Written notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to the Tenant and Tenant agrees to comply therewith. Notwithstanding the foregoing, Landlord agrees that it shall apply and enforce such rules and regulations in a non-discriminatory manner.

45.           Liability for Injury or Conditions. Landlord shall not be liable for, and Tenant agrees to indemnify, defend and hold harmless the Landlord from and against, any damage, claim, cost, liability, judgment, cause of action, loss and expense (including, without limitation, attorneys’ fees, court costs and disbursements) claimed for injury to person or persons or property on or about the Demised Premises or areas used by Tenant unless (a) due to Landlord’s negligence or willful misconduct, and (b) written notice of any defect, the responsibility of which to correct is the Landlord’s, alleged to have caused such damage or injury shall have been personally delivered to Landlord and Landlord shall have failed after a reasonable period of time to correct such condition. Nothing contained herein shall, however, impose any additional obligation on Landlord to make repairs where such liability or responsibility or obligation would not otherwise lie under the provisions of this Lease.

46.           Lease Subject To. This Lease is granted subject to the following (to all of which this Lease is subject and subordinate):

(A)         Building and zoning ordinances and any other applicable governmental or quasi-governmental law, statute, order, regulation or requirement, including that of any Board of Fire Underwriters;

(B)          Any ground or underlying lease, mortgage, deed of trust, or security agreement now or hereinafter placed against the Demised Premises or the building or land of which the Demised Premises form a part, and any replacement, extension, modification, consolidation or renewal thereof; and

(C)          Any and all covenants, restrictions, reservations, conditions, rights, declarations, agreements or easements of record, whether or not for utilities and/or drainage or otherwise necessary for the development of the Demised Premises and other premises owned by the Landlord and/or owner in the vicinity thereof.

47.           Additional Rent: Tenant’s Performance.

(A)         All costs and expenses, other than fixed rent, which Tenant assumes or agrees to pay pursuant to this Lease shall be treated as additional rent, and, in the event of non-payment when due or in the event of the failure of Tenant to perform or comply with any term, covenant, condition, rule or regulation on the part of the Tenant to be performed or observed, Landlord shall have all the rights and remedies herein provided for in case of non-payment of fixed rent or of a breach of a covenant by Tenant. Unless expressly provided to the contrary elsewhere in this Lease, additional rent shall be paid, without set-off or deduction of any kind, nature or amount, within business days of Landlord’s demand therefor.

(B)          If Tenant shall default in making any payment required to be made by Tenant (other than the payment of fixed rent and/or additional rent), or shall default in performing any term, covenant or condition of this Lease on the part of the Tenant to be performed, Landlord, at Landlord’s option may, but shall not be obligated to, make such payment or, on behalf of Tenant, expend such sums as may be necessary to perform and fulfill such term, covenant or condition. Any and all sums so expended by Landlord, and/or any sums of fixed rent and/or additional rent not paid when due by the Tenant, plus (a) interest at five percent (5%) of the same for overhead and supervision and (b) Two Hundred ($200.00) dollars to defray Landlord’s administrative costs, and such other expenses incurred by Landlord, including but not limited to attorneys’ fees, court costs and disbursements, with interest thereon at the rate of interest as set forth above, from the date of such expenditure or the date such fixed rent and/or additional rent was payable to Landlord, shall be deemed to be additional rent, in addition to the fixed rent and other charges payable by Tenant, and shall be repaid by Tenant to Landlord on demand. No payment or expenditure, in whole or in part of Tenant’s obligation, by Landlord shall be deemed to be a waiver of Tenant’s default nor shall it affect any remedy of Landlord by reason of such default.

(C)          If Tenant shall fail to observe or perform any covenant, condition or obligation on its part to be performed under this Lease, then Tenant shall pay to Landlord as additional rent any and all attorneys’ fees incurred by Landlord, whether or not legal proceedings are commenced (by either Landlord or Tenant), as a result thereof, or in connection with the enforcement of any provisions of this Lease whether or not arising prior to, during or after the demised term, including, without limitation, the giving of notices to Tenant where Tenant is in default, and in connection with the prosecution or defense of any action or proceeding, plus the costs, disbursements and expenses thereof.

(D)          In addition to Landlord’s rights as set forth in Paragraph 17(2), if Tenant shall fail to pay any fixed rent or additional rent when the same shall be due, after any grace period, Landlord shall have the right to terminate this agreement on not less than three (3) days prior written notice and Tenant shall remain liable to the full extent as set forth in this Lease.

(E)          Any remedies specifically provided for in this Lease are in addition to and not exclusive of any other remedy available to Landlord.

48.           Condemnation.

(A)         If all of the Demised Premises shall be taken for any public or quasi-public use, under any statute or by right of eminent domain, or by purchase in lieu thereof, then, in such event this Lease and the term hereby granted shall cease and expire on the date when possession shall be taken thereunder of the Demised Premises, and all rents, taxes and other charges shall be prorated and paid to such date.

(B)          In the event that only a part of the Demised Premises is so taken and the part not so taken shall be sufficient for the reasonable operation of Tenant’s business, this Lease shall remain unaffected, except Tenant shall be entitled to a pro rata reduction in the fixed rent to be paid hereunder, based on the proportion which the space so taken bears to the space originally demised; provided, however, that consideration shall also be given to the respective values of the space taken and the space not taken (but no reduction will be made for any taking of parking area or other common areas or spaces).

(C)          In case of any taking of the parking area surrounding the building of which the Demised Premises form a part, this Lease shall continue in full force and effect without reduction or apportionment of rent and the entire award therefor will belong to the Landlord; provided, however, that in the event all or part of the parking area is taken for public use, the number of Tenant’s reserved parking spaces, if any, shall be reduced proportional to the loss in total parking spaces of all parking spaces formerly available, not merely those of Tenant.

(D)         In the event of any partial taking of land and/or building as provided in Paragraph 48(B), and Landlord and Tenant shall be unable to agree as to whether the part not so taken shall be sufficient for the reasonable operation of Tenant’s business, or as to the reduction, if any, in the fixed rent, such dispute or disputes shall be submitted to arbitration for determination as provided in Article 49.

(E)          In case of any taking, whether of land and/or building or of all or any part of the Demised Premises, and regardless of whether this Lease survives, the entire award shall belong solely to Landlord, and Tenant hereby assigns any rights it may have therein to Landlord. Tenant shall not be entitled to any payment based, inter alia, upon the value of the unexpired term of this Lease consequential damages to the land or building not so taken, or otherwise. Notwithstanding the aforesaid, however, Tenant is granted the right to make a separate application for a separate award for moving expenses and the diminution in value of its trade fixtures provided such award to Tenant does not reduce or adversely affect the rights of or any award to, Landlord.

49.           Arbitration. Whenever in this Lease, it is provided that a dispute shall be determined by arbitration, the arbitration shall be conducted as provided in this Article. Each arbitrator selected pursuant to this Article 49 shall be a real estate broker duly licensed by the State of New York with at least ten (10) years experience in the leasing of commercial-industrial space. The party desiring such arbitration shall give written notice to that effect to the other, specifying the dispute to be arbitrated and the name and address of the person designated to act as the arbitrator on its behalf. Within ten (10) days after said notice is given, the other party shall give written notice to the first party, specifying the name and address of the person designated to act as arbitrator on its behalf. If the second party fails to notify the first party of the appointment of its arbitrator as aforesaid within said ten (10) day period, then the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator. The arbitrators so chosen shall meet within twenty (20) days after the second arbitrator is appointed and within thirty (30) days thereafter shall decide the dispute. If within said period, the two arbitrators cannot or otherwise fail to agree upon their decision, they shall appoint a third arbitrator and if they cannot agree upon said appointment, then the third arbitrator shall be appointed upon their application or upon the application of either party, by the American Arbitration Association in Nassau County. The three arbitrators shall meet and decide the dispute. A decision in which two of the three arbitrators concur shall be binding and conclusive upon the parties. In designating arbitrators and in deciding the dispute, the arbitrators shall act in accordance with the rules then in force of the American Arbitration Association, subject, however, to such limitations as may be placed upon them by the provisions of this Lease. Judgment may be had on the decision and award of the arbitrators so rendered in any court of competent jurisdiction. Each party shall pay for the costs of the arbitrator which it selected; provided that the administrative costs and expenses and filing fees of the arbitration and the costs of the third arbitrator, if any, shall be shared equally by Landlord and Tenant.

50.           Tenant’s Financial Statements.

(A)         Tenant acknowledges that Landlord is relying upon Tenant’s profit and loss statement and balance sheet and the contents thereof are a material inducement for Landlord’s entering into this Lease. Tenant agrees to furnish to Landlord’s mortgagee, or prospective mortgagee, copies of its most recent financial statements upon five (5) days notice in writing from the Landlord.

(B)         Tenant represents and warrants that it has not sought the benefits of, nor has there been filed against it, a proceeding pursuant to any state or federal debtor-creditor, bankruptcy, reorganization or similar law. As used in this Paragraph 50(B), “Tenant” shall be deemed to mean Tenant, any predecessor of Tenant and any other corporation or company of which Tenant’s shareholders, officers, directors or partners were, or are shareholders, officers, directors or partners (other than a corporation whose shares are publicly traded on a nationally recognized exchange).

51.           Lighting Fixtures. It is specifically understood and agreed that the Tenant shall provide, at its own cost and expense, all lighting fixtures, bulbs, starters and ballasts which shall be required in the Demised Premises, and upon the installation or supply of the same, the same shall be deemed part of and affixed to the realty and the property of the Landlord solely and exclusively thereafter; such lighting fixtures, etc. shall be maintained and repaired by Tenant and be in good working order at the expiration of this Lease.

52.           Subordination, Estoppel Certificate.

(A)         This Lease shall be subject and subordinate to all ground or underlying leases or subleases, including, without limitation, sale-leaseback or lease-leaseback leases to which Landlord is or may become a party thereunder, and to all mortgages, deeds of trust, security agreements, financing statements or conveyances for security purposes which may now or hereafter affect the real property of which the premises form a part, and to all renewals, replacements, modifications. consolidations and extensions of all the above. This clause shall be self-operative and no further instrument of subordination shall be required.

(B)          Tenant, in confirmation of the subordination provided for in this Article 52 shall promptly execute and deliver any certificate or instrument which Landlord may at any time request in connection herewith. Tenant hereby irrevocably constitutes and appoints Landlord as its attorney-in-fact for Tenant in the name of Tenant, or in Landlord’s name, as such attorney-in-fact, to execute any such certificate or instrument for and on behalf of Tenant.

(C)          At the option of the holder (or successor in interest) of any mortgage, deed of trust, security interest or ground or underlying lease, Tenant shall attorn to and recognize as Tenant’s landlord hereunder such holder or successor. Upon such attornment this Lease shall continue in full force and effect as a direct lease between Tenant and such holder or successor except that such holder or successor shall not be (i) liable for any previous act or omission by Landlord under this Lease; (ii) subject to any set-off of rent which shall theretofore have accrued to Tenant against Landlord, (iii) bound by any previous modification of this Lease not expressly provided for herein, or (iv) bound by any previous prepayment of rent for a period greater than thirty (30) days unless such modification or prepayment shall have been expressly approved in writing by such holder or successor. Tenant agrees to give any such holder or successor, by registered or certified mail, a copy of any notice of default served upon the Landlord, provided that Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such holder or successor. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then such holder or successor shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within sixty (60) days, such holder or successor has commenced and is diligently pursuing the remedies necessary to cure such default, (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure) in which event this Lease shall not be terminated while such remedies are being so diligently pursued. Tenant shall not have the right to terminate or invalidate the terms of this agreement as a result of any action taken by such holder to enforce its security interest either by way of foreclosure, or acceptance of a deed in lieu of foreclosure, or by resort to any other rights or remedies available to such holder pursuant to such security agreement or at law or in equity.

(D)         Tenant agrees at any time, and from time to time, upon ten (10) days prior request by Landlord, it will execute, acknowledge and deliver to Landlord a statement in writing stating (a) that this Lease is unmodified and in full force and effect, or, if there have been modifications setting forth such modifications, that the lease as so modified is in full force and effect, or stating specifically, the basis for Tenant’s statement that the lease is not in full force and effect; (b) the commencement and termination date thereof; (c) that all conditions and construction to be performed by Landlord under this Lease have been performed, or stating with specificity those that have not been performed; (d) that there are no expenses or offsets against the Landlord, or stating those claimed by Tenant; (e) the date to which rent and other charges have been paid in advance, if any; (f) such other matters requested by Landlord or its lender. It is intended that any such statement may be relied upon by any prospective purchaser, assignee, or mortgagee, beneficiary or grantee of any security or interest, or any assignee thereof, under any mortgage, deed of trust or conveyance for security purposes now or hereafter made with respect to the fee or any leasehold or other interest in the premise. Tenant hereby irrevocably constitutes and appoints Landlord as its attorney-in-fact to execute such certificates and instruments on its behalf, and does hereby accept and ratify such certificates and instruments, in the event of its failure to comply with the provisions hereof.

(E)          Any forms, certificates or instruments requested of Tenant by Landlord under this Article 52 shall be executed and furnished by Tenant without any charge, cost or fee of any kind to Landlord whatsoever.

53.           Illegality. In the event any rent paid or to be paid by the Tenant under the provisions of this Lease shall become illegal, or shall be reduced by virtue of any federal, state or local law or regulation, then, ipso facto, the payment due hereunder shall, for the period prescribed by any such regulation, be reduced to the maximum permitted to be collected pursuant to any such law or regulation. Any payments made to Landlord in excess of that permitted by such law or regulation shall be credited to the Tenant’s account immediately upon a final determination by the governmental agency involved. In all other respects, this Lease and  all its terms, covenants, conditions and provisions shall remain in full force and effect.

54.           Landlord’s Liability. If Landlord or any successor in interest, shall be an individual, corporation, joint venture, joint tenants, tenants in common, firm or partnership (general or limited) or other entity, it is specifically and expressly understood and agreed by Tenant that there shall be no personal liability on the part of such individual, tenants, shareholders, officers or directors of such corporation, or the members of that firm, partnership or joint venture, in respect to any of the terms, covenants and conditions of this Lease. The Tenant shall look solely to the equity of Landlord in the property of which the Demised Premises forms a part for the satisfaction of the remedies of the Tenant in the event of a breach by Landlord of any of the terms, covenants and conditions of the lease to be performed by the Landlord.

55.           Tenant’s Trade Fixtures etc. Notwithstanding anything contained in this Lease to the contrary, under no circumstances shall Tenant have the right to penetrate or violate the roof, walls or floor, unless Tenant shall have obtained Landlord’s prior written approval. Trade fixtures installed and furnishings placed in the Demised Premises by Tenant shall remain the property of the Tenant and shall be removed by Tenant at its own cost and expense, causing no damage or injury to any part of the Demised Premises, upon the expiration of the term hereof. Upon the expiration of the term hereof, Tenant agrees at its own cost and expense to promptly restore the Demised Premises, broom clean, to the condition existing at the time the Tenant first took occupancy, except for (i) reasonable wear and tear and (ii) any of Landlord’s Work (as hereinafter defined). Tenant expressly understands and agrees that any trade fixtures, furnishings or other personality not removed prior to the expiration or earlier termination of this Lease shall be conclusively deemed to be abandoned and become the property of the Landlord without any liability to Tenant or other person whatsoever under any theory of law including, without limitation, conversion, unjust enrichment or distraint, and Landlord shall have the absolute right to use, sell or dispose of the same without any requirement to account to Tenant, and such abandonment or use, sale or disposal by Landlord shall not relieve Tenant of its obligations to pay Landlord’s costs and expenses of removal and restoration.

56.           Utilities.

(A)         Tenant will pay for all the utilities serving the Demised Premises, including, but not limited to, gas, oil, electricity and heating.

(B)         As to the heating, ventilating and air conditioning systems, which are the property of Landlord, the same shall be accepted by Tenant in their “as is” condition on the Commencement Date. Tenant shall provide and maintain, at Tenant’s sole cost and expense, a service policy therefor with any reputable contractor (“Service Policy”). In the event the Tenant fails to so provide the aforementioned service policy, then, and in that event, the Landlord shall have the right, but not the obligation, to obtain such a policy and charge the Tenant for its cost which shall be deemed additional rent and shall be due and payable within five (5) days after demand by Landlord. Notwithstanding anything to the contrary contained herein, Landlord shall provide and maintain a service policy for the heating, ventilating and air conditioning systems for the period from the Commencement Date to the first (1st) anniversary of the date in which Landlord’s Work (as defined herein) is substantially completed. Tenant shall provide Landlord with a copy of the Service Policy no later than thirteen (13) months after the date in which Landlord’s Work’s is substantially completed.

(C)          The sprinkler system servicing the Demised Premises shall be maintained, inspected and repaired by Tenant, at Tenant’s sole cost and expense. Neither Landlord nor its insurance company shall be liable to Tenant for any damage caused to the Demised Premises, the fixtures contained therein, Tenant’s leasehold improvements or Tenant’s property by reason of any defect or failure in or to such sprinkler system (including, without limitation, the failure or breakage of a sprinkler head and/or the freezing of any of the sprinkler pipes within the Demised Premises). Tenant shall look to its own insurance coverage for all liability with respect thereto, it being understood and agreed to that the waiver of subrogation provisions of Article 42 of this Lease shall also apply to the provisions of this Paragraph 56(C).

(D)          Notwithstanding anything to the contrary contained herein or in any other provision of this Lease, in the event that an additional and/or supplementary sprinkler system, or modification to the existing sprinkler system, is required or recommended by any mortgagee, governmental or quasi-governmental agency or authority, Board of Fire Underwriters, insurance company or other similar agency, office or body, and provided such requirement or recommendation arises out of the Tenant’s use or occupancy of the Demised Premises, all work and materials as are necessary to comply with such requirements or recommendation shall be furnished, supplied and performed by Landlord at Tenant’s sole cost and expense and the same shall be repaid to Landlord as additional rent within five (5) days after demand therefor by Landlord. It is further understood in the above connection that Tenant shall have the right to contest any requirement for the installation of sprinklers provided such contest shall be at Tenant’s cost and expense, in which event Landlord agrees to fully cooperate with Tenant in the same, also at no cost or expense to the Landlord.

57.           Snow Removal. Landlord shall provide, as reasonably required and available, snow removal service from the parking areas. It is further understood and agreed that Landlord shall be under no obligation to remove (i) ice, or (ii) snow from (x) the parking areas unless and until at least two (2) inches of snow is on the ground as reported by the applicable district or regional office of the U.S. Weather Bureau, or (y) the Common Areas including any sidewalk or pedestrian walkway, the obligation of which shall be Tenant’s. Notwithstanding the foregoing, Landlord shall sand the parking areas if (x) there is less than two (2) inches of snow on the ground or (y) icing conditions require same.

58.           Subletting and Assignment.

(A)         Tenant or its legal representatives, will not by operation of law or otherwise, assign (in whole or in part), mortgage or encumber this Lease, or sublet or permit the Demised Premises or any part thereof to be used or occupied by others, without Landlord’s prior written consent in each instance. The consent by Landlord to any assignment or subletting, whether by Tenant or by any other tenant in the Sherwood Corporate Center, shall not be waiver of or constitute a diminution of Landlord’s right to withhold its consent to any other assignment or subletting and shall not be construed to relieve Tenant from obtaining Landlord’s express written consent to any other or further assignment or subletting. Such reasonable attorneys’ fees as may be incurred by Landlord in connection with Tenant’s request for consent to an assignment or subletting shall be paid by Tenant, as additional rent, the amount of which shall not exceed $2,500.00.

(B)          If Tenant or its legal representatives desires to assign this Lease or sublet all or any portion of the Demised Premises, Tenant shall promptly notify Landlord in writing of its desire to assign or sublet. Upon obtaining a proposed assignee or subtenant upon acceptable terms, Tenant shall submit to Landlord in writing: (1) the name of the proposed assignee or subtenant and if the proposed assignee or subtenant is not a person, the names and addresses of all principals having a ten percent (10%) or greater ownership interest in such proposed subtenant or assignee; (2) a true and complete copy of the fully executed proposed assignment or sublease and all side agreements relating thereto; (3) the nature and character of the business which the proposed assignee or subtenant will conduct in the Demised Premises and (4) banking, financial and other credit information relating to the proposed subtenant or assignee as requested by Landlord to determine the financial responsibility of said proposed subtenant or assignee; and thereafter Tenant shall promptly submit to Landlord any other information concerning the proposed assignment or proposed sublease which Landlord may request.

(C)          Landlord shall have the option to be exercised within thirty (30) days from the submission of the last of the aforesaid information and documentation: (i) to cancel this Lease with respect to the space to be sublet for the duration of the proposed sublease; or (ii) to require the Tenant to execute and deliver an assignment or sublease to Landlord (or its designee) upon the same terms as submitted by Tenant to Landlord, except that Landlord shall have the unrestricted right to assign or sublet and/or alter the space. In the event of a proposed assignment, or of a proposed sublease which, in the aggregate with all other subleases, demises 50% or more of the Demised Premises, Landlord shall have the further option to be exercised within the said thirty (30) day period, to cancel and terminate this Lease effective on the date of the effectiveness of Tenant’s proposed assignment or sublease, in which event this Lease and the term hereof shall expire and terminate on such date as if it was the date herein fixed for the termination and expiration of the term of this Lease. Notwithstanding the foregoing, Tenant may withdraw, in writing, its request to assign or sublease the Demised Premises no later than ten (10) business days after the date of Landlord’s notice of termination, time being of the essence with respect to such notice of Tenant’s withdrawal of its request to assign or sublease. In the event Tenant fails to timely withdraw its request to assign or sublease, this Lease shall be terminated in accordance with the provisions of this Section 58(C).

(D)         If Landlord shall not exercise either of its foregoing options set forth in Paragraph (C) above within the time set forth therein and Tenant is not then in default under this Lease, Landlord’s consent to the proposed assignment or subletting shall not be unreasonably withheld, delayed or conditioned; provided, however, that Landlord may withhold consent thereto if in the reasonable exercise of its judgment it determines that:

(i)            The financial condition and general reputation for good character of the proposed assignee, subtenant or their principals are insufficient or not consistent with the obligations and responsibilities undertaken by the proposed assignment or sublease; or

(ii)             The proposed business to be conducted in the Demised Premises is not appropriate for the Sherwood Corporate Center or in keeping with the character of the existing tenancies or permitted by this Lease, or the use is not expressly permitted by this Lease; or

(iii)           The nature of the occupancy of the proposed assignee or subtenant will cause a greater density of employees or traffic or make greater demands on the services or facilities of Sherwood Corporate Center than that made by Tenant; or

(iv)            Tenant has made assignments or sublettings, which have changed the configuration of the Demised Premises; or
(v)           Tenant proposes to assign or sublet to one who at the time is a tenant (or subsidiary or affiliate of a tenant) or to a person or entity in possession of premises in the Sherwood Corporate Center; or

(vi)            The assignee or subtenant shall have or enjoy diplomatic immunity; or

(vii)           Such proposed subletting would result in the Demised Premises being divided into more than two (2) rental units in the aggregate including Tenant’s premises; or

(viii)          Such proposed subtenant (or any principal, subsidiary or affiliate of such proposed subtenant) has within the last nine (9) months inquired with the Landlord or its agent about letting space within the Sherwood Corporate Center; or

(ix)            Any combination of the foregoing conditions exists.

(E)          If this Lease shall be assigned or the Demised Premises shall be sublet in accordance with this Article, such assignee or subtenant shall not be permitted to further assign or sublet in whole or in part.

(F)          If this Lease shall be assigned, or if the Demised Premises or any part thereof be sublet or occupied by any person or persons other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection of rent shall be deemed a waiver of the covenants in this Article, nor shall it be deemed acceptance of the assignee, subtenant or occupant as a tenant.

(G)          Each permitted assignee or transferee shall assume and be deemed to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent and additional rent and for the due performance of all the terms, covenants, conditions and agreement herein contained on Tenant’s part to be performed for the term of this Lease. No assignment shall be effective unless Tenant shall promptly deliver to Landlord a duplicate original of the instrument of assignment, in form reasonably satisfactory to Landlord, containing a covenant of assumption by the assignee of all of the obligations aforesaid and Tenant shall have obtained from Landlord the aforesaid written consent, prior thereto.

(H)          Notwithstanding any provision of this Lease to the contrary, one fifty percent (50%) of any rentals and/or consideration paid or payable by the subtenant or assignee in excess of the rentals reserved and/or payable under this Lease shall be paid by Tenant to Landlord as and when received by Tenant, less expenses proven to have been incurred by Tenant in assigning this Lease or subleasing its space. Such expenses shall include, but not be limited to brokerage fees, attorneys’ fees and disbursements, advertising costs, reasonable concessions, including, without limitation, free rent or work contributions, and the costs incurred in connection with alterations, decorations and installations made by Tenant in preparing such space for occupancy by the assignee or subtenant.

(I)           Tenant shall not grant any license or concession or enter into any other agreement pursuant to which any person other than Tenant shall have the right to occupy, possess or share any portion, or all, of the Demised Premises.

(J)           In the event of an approved assignment, Landlord may require such approved assignee to deposit such moneys as to maintain a lease security account equal to three (3) months fixed annual rent, which security account shall be held by Landlord in accordance with the terms of Article 34 of this Lease (“Approved Assignee Security Deposit”). If such assignee shall fail to pay the Approved Assignee Security Deposit to the Landlord as herein required no later than the third business day after the Landlord shall have given its consent to such proposed assignment, then Landlord shall have the right to revoke its consent to such assignment on three (3) days’ prior written notice. In the event that (x) Landlord collects the Approved Assignee Security Deposit and (x) such Approved Assignee Security Deposit exceeds the amount of Tenant’s Security Deposit (as hereinafter defined), then Tenant shall be entitled to a refund of Tenant’s Security Deposit.

(K)          No assignment of this Lease or underletting of the Demised Premises shall release or discharge the Tenant hereunder from any of its obligations to be performed under this Lease nor relieve Tenant of the obligation to comply with the provisions of Articles 11 and 58 in the event of a desire to further or additionally sublease or assign.

(L)           An assignment forbidden within the meaning of Article 11 and this Article 58 shall be deemed to include one or more sales, assignments, or transfers, by merger, consolidation, operation of law or otherwise, or creation of new stock, or any event by which an aggregate of fifty (50%) percent or more of Tenant’s stock or ownership interest shall be vested in a party or parties who are non-stockholders, or not holders of beneficial ownership interests, as the case may be, as of the date hereof. For the purpose of this paragraph, ownership shall be determined in accordance with the principles set forth in Section 544 of the Internal Revenue Code of 1954 as the same existed on August 16, 1954.

(M)         Under no circumstances shall the Tenant sublet or assign all or any portion of the Demised Premises to any person, partnership, corporation, firm or other entity (i) which is or has been, or will be a tenant of the building of which the Demised Premises is a part or (ii) with which Landlord has negotiated within the prior six (6) months for space in the building of which the Demised Premises is a part.

59. Tenant’s Sign.

(A)         Subject to Landlord’s review and approval of fully-detailed, scaled and dimensioned drawings (which shall, amongst other things, describe the manner and location of affixation to the facade), Tenant shall be permitted to erect a sign on the exterior facade of the Demised Premises, provided said sign conforms to the Town of Islip codes and further provided Tenant obtains all necessary permits and approvals therefor prior to the installation of such sign. In the event that a variance is needed from the Town of Islip, Tenant shall be responsible for all application costs and Landlord agrees to cooperate with Tenant in connection therewith to the extent such cooperation is reasonably required.

(B)          Any sign shall comply with all rules and regulations of any governing authorities having jurisdiction thereof, including those requiring licenses or permits, and said sign shall comply with any requirements of the liability insurance carrier concerning the safety thereof;

(C)          Said sign shall be at all times maintained in good and safe condition and not as a nuisance

(D)         Said sign shall be erected only in such place and manner as is approved and determined by the Landlord in the exercise of its sole discretion, provided however, that approval by the Landlord pursuant to this Paragraph shall not be deemed consent by the Landlord with respect to any of the other Paragraphs of this Article 59.

(E)          Said sign shall not interfere with the sign or signs of any other tenant or of the Landlord adjacent to or in proximity with the Demised Premises, as the same shall be determined by the Landlord.

60.           Bankruptcy.

(A)         If prior to the commencement of the term of this Lease or if at any time during the term hereby demised there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant’s business or property, and within thirty (30) days thereof, Tenant fails to secure a dismissal thereof, or if Tenant makes an assignment for the benefit of creditors or shall petition for or enter into an arrangement with any creditors or creditors’ committee, this Lease, at the option of the Landlord, may be cancelled and terminated by written notice to the Tenant (but if any of such event occur prior to the commencement date, this Lease shall be ipso facto cancelled and terminated) and whether such cancellation and termination occurs prior to or during the term, neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of any order of any court, shall be entitled to possession or to remain in possession of the Demised Premises but shall forthwith quit and surrender the Demised Premises, and Landlord, in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any statute or rule of law, may, but shall not be required to retain as liquidated damages, any rent, security deposit or monies received from Tenant or others on behalf of Tenant, or Landlord may avail itself of any and all remedies as in the failure to pay fixed rent. If this Lease shall be assigned in accordance with its terms, the provisions of this Paragraph shall be applicable only to the party then owning Tenant’s interest in this Lease.

(B)          It is stipulated and agreed that in the event of the termination of this Lease pursuant to Paragraph 60(A), Landlord shall forthwith, notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair reasonable rental value of the Demised Premises for the same period.

61.           Intentionally Omitted.

62.           Fire Sprinkler Inspection. Tenant shall pay as an operating expense, its Pro-Rata Share of the costs of all regular periodic fire sprinkler inspections and/or all costs of repair, replacement or alteration to the fire sprinkler system and water supply for the same; costs for opening, closing and testing of the system shall be an appropriate charge.

63.           Common Areas. The costs and/or expenses to the Landlord of operating, managing, equipping, lighting, repairing, replacing and maintaining the Common Areas including but not limited to, parking areas, common facilities and related services, common utility lines (electric, gas, sewer and water), exterior walls, roofs, facades, canopies, property identification and traffic signs, and in policing the land and buildings of which the Demised Premises are a part, and affording protection thereof against fire (including, without limitation, fire sprinkler inspections and/or all costs of repair, replacement and/or alteration to the fire sprinkler system), shall be included in the Fixed Rent.

64.           Broker. Tenant warrants that Tenant has not had any dealings with any realtor, broker, salesman or agent other than Charles Rutenberg Realty, Inc. and Sperry Van Ness Realty Three Advisors LLC (collectively, the “Brokers”) in connection with the procurement and/or negotiation of this Lease and Tenant agrees to indemnify, defend and to hold Landlord harmless from and against any cost, claim, judgment, cause of action, expense or liability (including, without limitation, attorneys’ fees, court costs and disbursements) for any compensation, commission or charge claimed or asserted by any realtor, broker, salesman or agent, other than Brokers, with respect to this Lease or the negotiation thereof arising out of Tenant’s acts.

65.          Increase in Fire Insurance Rate; Impositions. In the event the Tenant’s use or manner of use, or alteration (whether or not permitted by Landlord) of the Demised Premises causes the fire rate of the building and/or Impositions to be increased, thereby affecting an increased insurance premium or amount of Impositions for the Demised Premises or the building of which the Demised Premises is a part, then and in that event, the Tenant shall pay the entire increase as additional rent.

66.          Alterations.

(A)          If Tenant shall require any alteration to the Demised Premises, Tenant shall first submit such proposal to Landlord in such form and detail as Landlord shall reasonably require. If Landlord shall consent, in the exercise of its sole discretion, to such alteration, such work shall be performed only by contractors approved by Landlord.

(B)          Notwithstanding the foregoing, Landlord shall not unreasonably withhold its consent to interior, non-structural alterations to the Demised Premises to be performed by Tenant, provided the same would not (i) affect the building systems, or (ii) require a Building permit or the approval of the Department of Buildings.

(C)          Notwithstanding the foregoing or anything to the contrary contained herein, Tenant may make interior, non-structural alterations within the Demised Premises, upon prior notice to Landlord but without obtaining Landlord’s consent, provided the same would not (i) affect the Building systems, or (ii) require a Building permit or the approval of the Department of Buildings.

(D)          Except as set forth in this Article 66, Tenant shall not permit any alteration to the Demised Premises to be performed by anyone other than Landlord or Landlord’s designee without Landlord’s prior, written consent.

(E)          Notwithstanding the provisions of Paragraph 66(A), if Tenant desires to perform any alterations within the Demised Premises, Tenant shall follow Landlord’s rules and requirements which are then in place, including, but not limited to, the hiring of a licensed architect, the submission and filing of proper plans, compliance with all applicable laws, codes, rules and regulations and the maintenance by Tenant and its contractors of insurance as required by Landlord.

67.          Interest. Unless otherwise expressly otherwise provided herein, interest shall accrue from the first day of the month in which fixed annual rent or additional rent is due at the lower of (i) fifteen percent (15%) per annum, or (ii) the maximum legal rate as allowed by law, if said fixed annual rent or additional rent is not received by Landlord within five (5) days after the due date of such payment. Said interest shall be additional rent and shall be due and payable on demand. The payment of the aforesaid interest on the part of the Tenant, shall not be deemed a waiver of any and all other remedies available to the Landlord under the provisions of this Lease. The foregoing shall not be deemed an approval by Landlord to the payment of fixed rent or additional rent on any day after the same shall become due.

68.          Sewers. Tenant shall be wholly responsible for any damage, backup, interruption of service, or otherwise caused by any improper use, action or inaction by Tenant, its officers, agents, servants, employees or invitees. Landlord shall have no responsibility or liability whatsoever for any damage, including consequential damage, resulting from any damage to or failure of the system or any part thereof, or any backup, interruption of service or otherwise relative to the sewer, its parts, equipment or appliances, hookup, service, maintenance, repair, operation or otherwise.

69.          As Is. The Demised Premises shall be leased in its “as is” condition, as of the date hereof, normal wear and tear excepted, including latent defects, except that the Demised Premises shall be delivered in broom clean condition on the Commencement Date. Landlord shall not be obligated to perform any work nor to provide Tenant with any work allowance with respect to the Demised Premises, except as set forth in Article 70 below.

70.          Landlord’s Work. Landlord shall perform that work set forth in Schedule “B” hereof at Landlord’s sole cost and expense (“Landlord’s Work”). Landlord’s Work shall be deemed substantially completed at such time as only (i) punch-list items remain to be performed (i.e., minor items which will not adversely affect, in any material respect, Tenant’s use and occupancy of the Demised Premises), as reasonably determined by Landlord’s architect or construction supervisor and (ii) the hvac systems remain to be repaired.

71.          No Representations. Tenant expressly acknowledges that (a) neither Landlord nor its officers agents, brokers, if any, or employees have made any representations or promises with respect to the Demised Premises, the Building in which the Demised Premises is located, or the Common Areas except as are herein expressly set forth, and (b) no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth herein. There are no oral agreements between the parties hereto affecting this Lease, whether with respect to the Demised Premises, their condition, the fixed rent or additional rent payable hereunder, or any other matter unless expressly set forth in this agreement, and this Lease supersedes and cancels any and all previous negotiations, arrangements, agreements and understandings, if any, between the parties hereto with respect to the subject matter thereof, and none thereof shall be used to vary, alter, modify, interpret, contradict or construe this Lease or any part thereof.

72.          Force Majeure, etc. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this agreement expressly or implied to be performed by Landlord or because Landlord is unable to make, or is delayed in making, any repairs, additions, alterations, improvements or decorations or is unable to supply, or is delayed in supplying, any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strikes or labor troubles or by accident, adjustment of insurance, the action or inaction of any utility company or authority or governmental or quasi-governmental authority having or asserting jurisdiction, or by any cause whatsoever reasonably beyond Landlord’s control, including but not limited to, laws, governmental preemption, any rule, order or regulation of any federal, state, county or municipal authority or agency or any department or subdivision thereof, having or asserting jurisdiction, or by reason of the conditions of supply and demand or by reason of riot, civil insurrection, war or emergency, whether or not declared.

73.          Miscellaneous.

(A)          Tenant represents and warrants that it shall not record either this Lease or a memorandum thereof without the express, prior written consent of Landlord.

(B)          Modifying Article 28, either party may designate a different address to which such notices shall thereafter be sent but such notice shall be deemed given on the date received. Notices and demands (other than monthly rent statements) required to be given by either party shall be delivered personally, mailed by certified or registered mail, return receipt requested, or by recognized overnight delivery service (such as Federal Express, DHL, Express Mail, etc.). Every notice, bill, invoice or request or demand for the payment of moneys given by Landlord shall be conclusive and binding upon Tenant, unless, within ten (10) days after Landlord’s giving of such notice, Tenant shall notify Landlord in writing that Tenant disputes the correctness of the notice; provided, however, that if the dispute relates to the payment of money, Tenant shall pay the same in accordance with such notice and such payment or acceptance shall be without prejudice to Tenant’s position; provided, further, that Tenant’s written objection shall specify the particular respects in which the Tenant claims the notice is incorrect, and, if applicable, the amount which Tenant believes to be due and the method of such calculation.

(C)          Tenant agrees to commence the operation of its business not later than one hundred and twenty (120) days after the commencement of the term of this Lease, and to continuously so occupy and conduct its business at the Demised Premises to the end of the term of this Lease. Tenant’s breach of this material covenant and condition shall entitle Landlord to such remedies as in the event of non-payment of fixed annual rent.

(D)          Tenant shall not suffer, allow or permit any noxious, offensive or obnoxious vibration, noise, odor, or other undesirable effect to emanate from the Demised Premises, any machine or other installation therein, or otherwise suffer, allow, or permit the same to constitute a public or private nuisance or otherwise unreasonably interfere with the safety, comfort or convenience of the Landlord or any of the other occupants of the building of which the Demised Premises is a part, or their customers, agents, invitees or any others lawfully in or upon such premises; upon written notice by the Landlord to Tenant that any of the aforesaid is occurring, the Tenant shall, within two (2) days thereafter, properly remove or remedy the same and, if any such condition is not so remedied, then the Landlord may, at its discretion, either: (1) cure such condition and add any cost and expense incurred by the Landlord therefor to the next installment of rent due under this Lease and the Tenant shall then pay such amount, as additional rent hereunder, or; (2) treat such failure on the part of the Tenant to remedy such condition as a material default of this Lease on the part of the Tenant hereunder.

(E)          The obligations of the Tenant under this agreement shall survive the expiration or earlier termination of this agreement. If Tenant shall hold over after the end of the term (“Tenant’s Holdover Period”), such holding over shall be unlawful and in no manner constitute a renewal or an extension of the lease and no notice of any kind shall be required prior to any commencement of summary proceeding and Tenant hereby waives any such right. However, during such times Tenant shall have all of the obligations of Tenant under this Lease including payment for use and occupancy (which shall not be deemed fixed rent or additional rent) at a monthly rate equal to, (i) for first thirty (30) days of Tenant’s Holdover Period, one hundred twenty-five (125%) percent the amount of fixed annual rent due during final month of occupancy before the end of the expired term, (ii) for the next sixty (60) days of Tenant’s Holdover Period, one hundred fifty percent (150%) percent the amount of fixed annual rent due during final month of occupancy before the end of the expired term, and (iii) thereafter, two hundred percent (200%) percent the amount of fixed annual rent due during final month of occupancy before the end of the expired term, and in each case, plus any other sums required to be paid elsewhere in this Lease whether or not denominated as additional rent.

(F)          As used in this Rider the terms “Paragraph” and “Article” are intended to be the same. As used in this Lease and when required by the context, each number (singular or plural) shall include all numbers, and each gender shall include all genders. The term “person” as used herein includes person, firm, association, corporation, partnership or other entity as the case may be. The captions and headings throughout this Lease are for convenience of reference only and the words contained therein shall in no way be held or deemed to define, limit, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of, or the scope of intent of this Lease, nor in any way affect this Lease. The obligations of the Tenant under this Lease shall be deemed both a condition and a covenant.

(G)          Tenant, on paying the rent and observing, performing and keeping all of the covenants, terms, conditions and provisions of this Lease on its part to be observed, performed and kept, shall lawfully, peaceably and quietly have, hold and enjoy the premises during the term without hindrance, ejection or molestation by any person(s) lawfully claiming under Landlord, subject nevertheless to the terms and provisions of this Lease including the right of Landlord (including its agents and employees) from time to time during the demised term to inspect, and to make repairs and improvements to, the Demised Premises and/or the Building of which the Demised Premises is a part.

(H)          The terms and provisions of this Lease shall be binding upon and inure to the benefit of Landlord and the person identified as Tenant, and their respective heirs, administrators, executors, legal and personal representatives, successors and permitted assigns. Nothing in this subparagraph (H) shall be deemed to authorize or permit any assignment or other transfer, in whole or in part, of the interest of Tenant in this Lease, but, notwithstanding anything contained herein, any person occupying the premises or any portion thereof as a result of any such assignment or transfer in violation of the provisions of Articles “11” and “58” shall be bound by all the obligations of Tenant hereunder but shall not be entitled to any of the benefits of Tenant hereunder. A permitted assignment of this Lease by Tenant shall not relieve Tenant of its obligations hereunder.

(I)          If at any time the term “Tenant” shall include more than one person or entity, the obligations of all such persons or entities hereunder shall be joint and several. The term “Owner” as used in the printed portion of this Lease shall be deemed to mean the Landlord.

(J)          All references in this Agreement to the consent or approval of the Landlord shall be deemed to mean the written consent of Landlord or the written approval of Landlord, and no consent or approval of Landlord shall be effective for any purpose unless each consent or approval is set forth in a written instrument executed by Landlord. With respect to any provision of this Lease which provides, in effect, that Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant, in no event, shall be entitled to make, nor shall Tenant make, any claim for, and Tenant hereby waives any claim for, money damages; nor shall Tenant claim any money damages by way of setoff, counterclaim or defense based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or delayed any consent or approval; but Tenant’s sole remedy shall be an action or proceeding to enforce any such provision by specific performance or declaratory judgment.

(K)          In the event of any breach by Tenant of any of the covenants, agreements, terms or conditions contained in this Lease, Landlord, in addition to any and all other rights (which are cumulative and not separate), shall be entitled to an order enjoining such breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise for such breach as though re-entry, summary proceedings and other remedies were not provided for in this Lease.

(L)          Tenant shall indemnify, save harmless and defend the Landlord from and against any and all liabilities, costs, expenses, claims, causes of action, judgments, losses, damages, fines or penalties, including, without limitation, court costs, disbursements and attorneys’ fees, because of or due to Tenant’s failure to comply with the Tenant’s obligations under this Lease and Tenant shall not call upon Landlord for any disbursement or outlay of money whatsoever, and hereby expressly releases, and discharges Landlord of and from any liability or responsibility whatsoever in connection therewith.

(M)          Upon Tenant’s execution of this Lease it shall pay to Landlord the fixed rent due for the first month of the demised term. This Lease shall not be binding upon Landlord until a fully executed copy hereof is signed by Landlord and delivered to Tenant, the broker or Tenant’s counsel.

(N)          All monies required to be paid to Landlord shall be drawn only on Tenant’s account with a bank located in Nassau County or Suffolk County which is a member of the New York Clearinghouse Association and shall be unendorsed and payable to the order of Landlord or such other person as Landlord may direct by written notice to Tenant. If any check delivered to Landlord shall be returned for insufficient funds two (2) times during the term of this Lease, all monies thereafter payable by Tenant to Landlord shall be by unendorsed bank or certified check in accordance with the aforesaid; Tenant shall reimburse Landlord, as additional rent, the sum of One Hundred ($100.00) dollars to cover the Landlord’s overhead costs to handle the same, and any additional charge incurred by Landlord by reason of Tenant’s check not being collected and the cost to Landlord to certify any subsequent check of Tenant. The failure of Landlord to require the strict performance of Tenant’s obligations under this subparagraph (N) at any time(s) shall not be deemed a waiver by Landlord of its rights, or of Tenant’s obligations, at any other time.

(O)          Any inconsistency between this rider and the printed portion of this Lease shall be resolved in favor of the terms of this rider.

(P)          Tenant shall at all times maintain a sum equal to two months’ fixed annual rent during the last year of the Lease Term (i.e., $32,033,26) as security to be held pursuant to Articles 34 (“Tenant’s Security Deposit”).

(Q)          It is specifically understood and agreed by Tenant that Landlord shall be under no obligation to provide security of any nature or extent for the Demised Premises or the building of which the Demised Premises is a part.

(R)          No act or thing done by Landlord or Landlord’s agent during the term hereby demised shall be deemed an acceptance of a surrender of said Demised Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord’s agents shall have any power to accept the keys of said Demised Premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord’s agents shall not operate as a termination of this Lease or a surrender of the Demised Premises. In the event of Tenant at any time desiring to have Landlord underlet the Demised Premises for Tenant’s account, Landlord or Landlord’s agents are authorized to receive said keys for such purposes without releasing Tenant from any of the obligations under this Lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant’s effects in connection with such underletting. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenants or conditions of this Lease, or any of the Rules and Regulations annexed hereto and made a part hereof or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations annexed hereto and made a part hereof, or hereafter adopted, against Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provision of this Lease shall be deemed to have been waived by Landlord, either orally or by a course of conduct, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or any letter of accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such rent or pursue any other remedy in this Lease provided.

(S)          Supplementing Article 18 of the Lease, in the event of any such default, re-entry, expiration and/or dispossession by summary proceedings or otherwise, (a) the fixed minimum rent and additional rent shall become due thereupon and be paid to the time of such re-entry, dispossession and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys’ fees, brokerage, and/or putting the Premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord’s option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent; and/or (c) Tenant or the legal representative of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant’s covenants herein contained, any deficiency between the rent and additional rents hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected or to be collected on account of the lease or leases of the Premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. The failure or refusal of Landlord to re-let the Premises or any part or parts thereof shall not release or affect Tenant’s liability for damages. In computing such damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys’ fees, brokerage and for keeping the Premises in good order or for preparing the same for re-letting. Any such damages shall be paid in monthly installments by Tenant on the rent days specified in this Lease and any suit brought to collect the amount of the deficiency for any month or months shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month or months by a similar proceeding. In lieu thereof, Landlord may immediately accelerate such deficiency for the entire balance of the term, discounted at the rate of four per cent (4%) per annum. Landlord at Landlord’s option may make such alterations, repairs, replacements and/or decorations in the Premises as Landlord in Landlord’s sole judgment considers advisable and necessary for the purpose of re-letting the Premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the Premises, or in the event that the Premises are re-let, for failure to collect the rent thereof under such re-letting. Any such action may be an action for the full amount of all rents and damages suffered or to be suffered by Landlord.

(T)          Tenant has previously provided Landlord with a fully completed and executed copy of the Tenant Operations Inquiry form annexed hereto as Schedule “C”.

74.          Hazardous/Toxic Materials.

(A)          Notwithstanding anything contained in Article 2 of, or elsewhere in, this Lease, Tenant shall not use or keep within the Demised Premises hazardous or toxic chemicals, pharmaceutical materials or products, explosives, acids or corrosive materials; nor shall there be either the discharge of restricted toxic or hazardous materials from the Demised Premises or the storage of restricted toxic or hazardous materials in excess of 250 gallons for the Demised Premises.

(B)          Tenant represents and warrants that it shall not permit or cause the Demised Premises to contain (a) asbestos or polychlorinated biphenyls in any form, (b) urea formaldehyde foam insulation, (c) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million, or (d) any other chemical, material or substance which is regulated as a toxic or hazardous material by any federal, state, county, regional, local or other governmental (or quasi-governmental) authority, law, statute, ordinance, rule or regulation, or exposure to which is prohibited, limited or regulated by any federal, state, county, regional, local or other governmental (or quasi-governmental) authority, or which, even if not so regulated, may or could pose a hazard to the health and safety of the occupants of the Demised Premises, or the building of which the Demised Premises is a part or any building adjacent thereto.

(C)          Tenant shall keep all materials, waste and by-products of its operations properly contained and sealed, and shall not dispose of the same in the Demised Premises or the Common Areas, and all such materials, waste and by-products shall be removed by Tenant, at its sole cost and expense, upon the expiration of the term of this Lease, and all of the aforesaid shall be complied with by Tenant strictly in accordance with applicable law.

(D)          Tenant’s violation of any of the provisions of this Article 74 shall be deemed a breach of a material covenant on its part to be performed and shall give the Landlord the right to terminate this Lease as in the event of the failure to pay fixed rent. Tenant’s officers, directors, agents, employees, contractors and shareholders shall be personally liable for any improper use, storage or disposal of the same and shall indemnify and hold Landlord (and Landlord’s partners, employees, agents and contractors) harmless from any damage, claim, cost, liability, proceeding, judgment, cause of action, loss, fine, penalty and expense (including, without limitation, consultants’ fees, investigation and laboratory fees, repair, clean-up, detoxification, treatment costs and attorneys’ fees, court costs and disbursements) arising out of Tenant’s breach of its obligations and covenants under this Article 74.

75.          Notice to Mortgagee; etc.

(A)          Tenant agrees to give Landlord’s mortgagee, by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing, (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for this Lease, then the mortgagee shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such sixty (60) days mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

(B)          Tenant agrees that is will attorn to and recognize any purchaser at a foreclosure sale under the mortgage, any transferee who acquires the Demised Premises by deed in lieu of foreclosure and the successors and assigns of such purchasers, as its landlord for the unexpired balance (and any extensions, if exercised) of the term of this Lease upon the same terms and conditions set forth herein.

(C)          If the mortgagee succeeds to the interest of Landlord under the Lease, Mortgagee shall not be: (i) liable for any act or omission of any prior Landlord (including Landlord); (ii) liable for the return of any security deposit; (iii) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); (iv) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or, (v) bound by any amendment to or modification of the Lease made without its consent.

76.          Right Of First Offer.

(A)          The term “First Offer Space” as used in this Article shall mean any space contiguous to the Premises in the Building that may become available during the Term.

(B)          Provided that (w) Tenant is in actual occupancy (i.e., exclusive of any subtenants or assignees) of not less than one hundred percent (100%) of the Premises both on the date of the exercise of the applicable Right of First Offer (as hereinafter defined) and on the commencement date with respect to the applicable First Offer Space, (x) this Lease remains in full force and effect, (y) no default shall have occurred and be continuing under this Lease, and (z) there shall not have occurred any material adverse change in the financial condition of Tenant during the time period following the Commencement Date, if any third party makes an offer to Landlord to lease any First Offer Space, and if Landlord is willing to accept such offer, Landlord shall deliver to Tenant a written notice (each such offer by Landlord to Tenant is hereinafter referred to as a “Landlord’s First Offer Notice”) offering to Tenant the right (the “Right of First Offer”) to lease the First Offer Space set forth in Landlord’s First Offer Notice on the same terms as such third party offer. Landlord’s First Offer Notice shall set forth (i) a description of the First Offer Space in question and (ii) the terms of such third party offer.

(C)          Tenant’s rights under this Article are subject and subordinate to the rights of each of the then existing tenants and/or occupants (each, an ‘‘Existing Tenant”) under their then respective existing leases or other rights of occupancy with respect to all or any portion of the First Offer Space, to (i) expand such Existing Tenant’s then demised premises into all or any portion of the First Offer Space (whether or not pursuant to an option or otherwise contained in such Existing Tenant’s lease) or (ii) renew or otherwise extend the respective terms of their leases or other rights of possession (whether or not pursuant to an option or otherwise contained in such Existing Tenant’s lease) or to execute a new lease with Landlord.

(D)          Tenant shall have ten (10) days from the date of the applicable Landlord’s First Offer Notice within which to accept said offer by delivering to Landlord written notice of such acceptance (each such acceptance by Tenant in response to a Landlord’s First Offer Notice is hereinafter referred to as a “Tenant’s First Offer Acceptance Notice” and the First Offer Space, after Tenant opts to lease it, shall be referred to as the “Exercised First Offer Space”). The delivery of Tenant’s First Offer Acceptance Notice shall be deemed and construed to be an acceptance of the terms contained in Landlord’s First Offer Notice. If Tenant fails to deliver Tenant’s First Offer Acceptance Notice to Landlord within said ten (10) day period, time being of the essence with respect thereto, the Right of First Offer with respect to such third party offer shall automatically and conclusively be deemed to be null and void ab initio and of no force or effect whatsoever, it being understood and agreed to that in such event, Landlord shall have the absolute right, free of any rights and/or claims of Tenant of any kind or nature whatsoever and without any liability to Tenant whatsoever, to lease such First Offer Space to such third party as originally proposed.

(E)          In the event that Tenant duly and timely exercises the Right of First Offer in the manner set forth above, then: (I) Landlord and Tenant shall enter into a new lease for Tenant’s occupancy of the Exercised First Offer Space (separate and apart from this Lease) that includes the terms and conditions set forth in Landlord’s First Offer Notice but otherwise on substantially similar terms as contained in this Lease; and (II) effective as of the date that vacant possession of the Exercised First Offer Space shall be delivered to Tenant and notwithstanding anything to the contrary contained in this Lease, Landlord shall have no obligations to (a) perform any work to refurbish the Exercised First Offer Space, (b) perform any work in or to Exercised First Offer Space to prepare the same for Tenant’s occupancy or (c) give any work allowance or free rent to Tenant with respect to the Exercised First Offer Space, and Tenant shall accept the Exercised First Offer Space in its then “as is” condition as of the date that vacant possession of the Exercised First Offer Space shall be delivered to Tenant.

(F)          Tenant acknowledges and agrees that once Tenant gives a Tenant’s First Offer Acceptance Notice, the same shall be binding upon Tenant and Tenant shall have no right to withdraw or rescind any such notice, subject, however, to Landlord’s rights pursuant to this Article.

(G)          If any Tenant default shall exist either at the time of the giving of the applicable Tenant’s First Offer Acceptance Notice, or at the time the applicable Exercised First Offer Space is delivered to Tenant, then, (x) at Landlord’s option, to the extent the Exercised First Offer Space has not then been delivered to Tenant, any Tenant’s First Offer Acceptance Notice shall be null and void and of no force or effect and (y) for so long as any one or more of such conditions exist and/or otherwise remain uncured by Tenant, Landlord shall have the right in its sole discretion to lease any First Offer Space or to otherwise grant options or rights with respect to any First Offer Space to any other party, free of the rights of Tenant set forth in this Article, which options and rights shall be superior to the rights granted to Tenant pursuant to this Article, whether or not Tenant subsequently cures such conditions.

(H)          Nothing contained in this Article shall be construed (i) to obligate Landlord to exercise any “takeover”, “takeback”, or “sublease-back” rights or to refuse its consent to any proposed sublease or assignment by a tenant in possession of any portion of any First Offer Space; or (ii) to obligate Landlord to buyout any tenant, terminate or cancel any lease, or to evict a tenant of any portion of any First Offer Space, notwithstanding the fact that any such tenant is in default under its lease thereof.

(I)           Notwithstanding anything to the contrary contained herein, in the event Landlord fails or is unable to deliver all or any portion of any Exercised First Offer Space to Tenant as a result of the holding over of any tenant, subtenant, occupant or otherwise, Landlord shall not be subject to any liability whatsoever for such failure or inability to deliver possession of such Exercised First Offer Space, and the exercise of the applicable Right of First Offer by Tenant shall remain effective, but Tenant shall have no obligation to make any payments to Landlord on account of the Exercised First Offer Space until the date upon which the same is actually delivered to Tenant.

(J)           Tenant expressly waives any right to rescind this Lease which may result from Landlord’s failure or inability to deliver possession of any Exercised First Offer Space.

77.          Option to Renew

(A)          Provided that, on the dates of both the giving of the “Election Notice” (as hereinafter defined) and the commencement of the “Extension Term” (as hereinafter defined), (i) Tenant is in actual occupancy (i.e., exclusive of subtenants or assignees) of not less than 75% of the Demised Premises, (ii) this Lease is in full force and effect and (iii) Tenant is not in default hereunder beyond any applicable grace or notice period. Tenant shall have the right, by giving an unconditional and irrevocable written notice to Landlord (the “Election Notice”) no later than November 1, 2017 to elect to extend the term of this Lease for an additional period of two (2) years (the “Extension Term”) commencing on May 1, 2018 and expiring on April 30, 2020, or such earlier date upon which the Extension Term may expire or be cancelled or terminated pursuant to any of the conditions or covenants of this Lease or pursuant to law. If Tenant gives the Election Notice in strict accordance with this subparagraph, all of the terms, covenants and conditions of this Lease shall remain in effect during the Extension Term except that (i) during the period from May 1, 2018 through April 30, 2019, the fixed annual rent shall be $197,965.54; (ii) during the period from May 1, 2019 through April 30, 2020, the fixed annual rent shall be $203,904.50; (iii) the Demised Premises shall be accepted by Tenant in its then “as is” condition; (iv) Landlord shall not be required to do any work in or to the Demised Premises or to provide any work allowance or free rent period or concession; (v) the Base Year shall remain as set forth in Article 38; and (vi) this Lease, as extended, shall not contain the extension option provided in this Article 77.

(B)          Time shall be deemed of the essence with respect to Tenant’s giving the Election Notice within the time period specified in subparagraph (A) hereof and such time period may not be extended for any reason whatsoever. If Tenant shall fail to exercise its extension option in the time and manner set forth in subparagraph (A) hereof, said option shall be deemed null and void ab initio and of no further force or effect whatsoever and Tenant shall have no further rights with respect to the Extension Term.

(C)          Once the Election Notice shall be duly given by Tenant in accordance with subparagraph (A) hereof, the term of this Lease shall be thereby extended and renewed for the single Extension Term above described in this Article 77. Tenant shall thereafter have no right to withdraw and/or rescind the Election Notice.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first above written.

SHERWOOD CORPORATE CENTER, LLC
Debra Zimmerman Notary Public, State of New York No. 01Z16236150 Qualified in Suffolk County Commission Expires 02/22/2015
	By:	RealtyThree I Corp.

By:
Name: [ILLEGIBLE]
Title: Managing Member

CHEMBIO DIAGNOSTIC SYSTEMS, INC.

By:
Name: [ILLEGIBLE]
Title: CFO

ANNA M JOHANN RERA Notary Public - State of New York No. 01 J06063518 Qualified in SUFFOLK County Commission Expires SEP 04, 2017

SCHEDULE A

EXISTING CONDITION
FLOOR PLAN
SCALE
0 5 10 20

EXISTING CONDITION PLAN FOR:

91-1 COLIN DRIVE

SHERWOOD CORPORATE CENTER
HOLBROOK NEW YORK

JOSEPH T. MATTHEWS, ARCHITECT P.C.

REVISIONS:

DATE:

NO.:
BY:
DATE:
PAGE:

EC - 1

SCHEDULE B

Sherwood Corporate Center LLC
c/o Realty Three LLC
500 North Broadway, Suite 270
 Jericho, New York 11753

Tel.516-939-0500	Fax 516-939-0255

Landlord’s Work
Chembio Diagnostic Systems, Inc.
 91-1A Colin Drive, Holbrook, New York 11741

Landlord will verify the proper operation and make all necessary repairs to the rooftop hvac systems servicing the demised premises.

Landlord will verify that all Electrical and Plumbing Systems are in good working order.

Landlord will verify that all toilets, sinks and hot water heaters throughout the demised premises are in good working order.

Landlord will service all exterior doors including all glass and hollow metal doors and will make any and all necessary repairs. This shall include all locks, hardware and panic bars.

Landlord will service all loading dock doors including the servicing of the dock leveler.

Landlord will service all at grade loading dock doors and replace any exterior weather stripping and damaged door panels. Any existing door tracks that encumber the tenants Racking System shall be removed and supported.

Landlord shall furnish and install new energy efficient lighting in the warehouse portion of the space according to the preliminary Racking Plan submitted to the Landlord. This work shall include the removal of any loose electrical wiring hanging from the roof deck.

Landlord to remove any obstructions through the existing concrete floor in the warehouse portion of the space and patch the concrete floor as required.

Landlord will remove any unused conduit, air lines or abandoned piping throughout the warehouse portion of the space.

Landlord to convert two old non-existing bathrooms into an office in the warehouse portion of the space. This work shall include the removal of the wall and floor tile, the removal of the wall separating the two bathrooms, patching and painting of sheetrock walls, installation of new lay in ceiling tile, installation of vinyl composite tile on the floor, 4” vinyl wall base and two electrical outlets.

Within the office portion of the demised premises including the two office bathrooms, the Landlord shall replace any damaged ceiling tiles, patch and paint all sheetrock walls, shampoo all carpeting, clean and wax the pantry vct floor.
Landlord will clean and wax the vet floor in the Lunch Room located in the Warehouse portion of the demised premises.

September 19, 2017

Todd Mendik
Sherwood Corporate Center, LLC
c/o Realty Three I Corp.
500 North Broadway, Suite 270
Jericho, NY 11753

Re: Lease option

Dear Todd,

In regard to the lease signed between Chembio Diagnostic Systems, Inc. (Chembio), as Lessee, and Sherwood Corporate Center, LLC on February 4, 2013 for premises known as 91-1A Colin Drive, Holbrook, NY (the Lease), Chembio does hereby exercise its option to extend the term of said Lease for a period commencing on May 1, 2018 and terminating on April 30, 2020.

Per the Lease, section 77A, during the period of May 1, 2018 through April 30, 2019, the fixed annual rent shall be $197,965.54. During the period of May 1, 2019 through April 30, 2020 the fixed annual rent shall be $203,904.50.

As is further stipulated in the Lease, section 77C, all other terms of the Lease shall continue during this extended term as if set forth herein.

Yours very truly,

Richard J. Larkin, CFO
Chembio Diagnostic Systems, Inc.

3661 Horse block Road, Medford New York 11763 USA
Tel: (631) 924-1135 Fax: (631) 924-6033 E-Mail: info@chembio.com Website: www.chembio.com